UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2010 (January 7, 2010)

GLEN ROSE PETROLEUM CORPORATION
(Exact name of registrant as specified in Charter)

Delaware	001-10179	87-0372864
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

One Energy Square, Suite 200 4925 Greenville Avenue, Dallas, TX 75206
(Address of Principal Executive Offices)

845-368-0541
(Issuer Telephone number)

________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below).

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by Glen Rose Petroleum Corporation (the "Corporation") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the Filings the words "anticipate," "believe," "estimate," "expect," "future," "intend," "plan" or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to our industry, operations and results of operations and any businesses that we may acquire. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 7, 2010, the Corporation was notified via letter from NASDAQ that it was in violation of NASDAQ Marketplace Rule 5505 in that its bid price was below the required listing standard and that its securities will be delisted from NASDAQ on January 18, 2010 unless the Corporation asks for a hearing before a NASDAQ panel. The Corporation intends to do so. If it requests a hearing, the Corporation will be required to present a plan for regaining compliance with the bid price rule. The NASDAQ letter also stated that historically "Panels have generally viewed a reverse stock split in 30 - 60 days as the only definitive plan acceptable to resolve a bid price deficiency. However, the Panel has the authority to grant up to 180 calendar days from the date of this letter, if the Panel deems it appropriate." The letter from NASDAQ further stated that if delisted, the Corporation's stock cannot be quoted on the OTC Bulletin Board or the Pink Sheets until a market maker has filed a Form 211 with FINRA relating to quoting the Corporation and FINRA has cleared the Form 211.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1 -	Press Release dated January 13, 2010

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLEN ROSE PETROLEUM CORPORATION
Date: January 13, 2010	By:	/s/ ANDREW TAYLOR-KIMMINS Andrew Taylor-Kimmins President

Exhibit Index
99.1	Press release dated January 13, 2010